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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 21, 1998


                    CARDIODYNAMICS INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


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CALIFORNIA                                      0-11868                        95-3533362
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(State or other jurisdiction                  (Commission                   (I.R.S. Employer
of incorporation)                             File Number)                  Identification No.)
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6175 NANCY RIDGE DRIVE, SUITE 300, SAN DIEGO, CALIFORNIA              92121
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(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code:   (619) 535-0202
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

On August 21, 1998, CardioDynamics International Corporation completed the first phase of a $6,000,000 private placement of convertible preferred stock through a group of institutional investors.

The first phase of the equity private placement provided $3,000,000 through the issuance of Series A Convertible Preferred Stock and warrants. The remaining $3,000,000 would be obtained through the issuance of additional Preferred Stock, and is contingent upon certain conditions being met. The net proceeds from the offering will be used primarily to expand the Company's direct sales force and fund the working capital requirements for the Company's planned revenue growth. In conjunction with the financing, the Company borrowed $1,000,000 under its unsecured private line of credit agreement with the co-chairmen of the Company's Board of Directors which was used to repay in part an Imperial Bank term loan. In turn, Imperial Bank extended the term on the remaining $2,000,000 under the bank loan agreement for six months.

EVEREN Securities, Inc., an investment banking firm located in Chicago, Illinois, served as the financial advisor for CardioDynamics. EVEREN ranks among the ten largest national full-service brokerage firms in the industry with a network of 1,700 investment consultants in 170 offices.

Note: Except for the historical and factual information contained herein, this press release contains forward-looking statements, the accuracy of which are necessarily subject to uncertainties and risks, which include sole dependence on the BioZ product line, a lack of general acceptance within the medical community of TEB-based monitors, competition from Baxter Healthcare Corp. (manufacturer of the Swan-Ganz(TM) device), further capital requirements, and various uncertainties characteristic of companies just emerging from the development stage; as well as other risks detailed in the Company's filings with the SEC, including its 1997 Form 10-KSB. The Company does not undertake to update the disclosures contained in this filing.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

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        4.1     Certificate of Determination of Preferences of Series A
                Convertible Preferred Stock.

        4.2     Form of Common Stock Purchase Warrant dated August 21, 1998.

        99.1 Securities Purchase Agreement between the Company and certain Investors dated August 21, 1998.

        99.2 Registration Rights Agreement between the Company and certain Investors dated August 21, 1998.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CARDIODYNAMICS INTERNATIONAL
                                        CORPORATION


Date:  September 2, 1998                By: /s/ MICHAEL K. PERRY
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                                        Michael K. Perry
                                        Chief Executive Officer